SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K A/2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2010

ADVANCED MINERAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-16602	88-0485907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Route 1 Box 1092 Fairfield, ID 83327
(Address of principal executive offices)

(208) 764-2323
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On or about October 10, 2010, the Board of Directors of Advanced Mineral Technologies, Inc., a Nevada corporation (the “Company”), received notice that its primary auditor, Chisholm, Bierwolf, Nilson & Morrill, LLC  (“Chisholm”), had resigned.

On October 21, 2010, the Board of Directors approved Mark Bailey & Company, Ltd, 1495 Ridgeview Drive, Suite, 200, Reno, Nevada 89519-6634 (“Bailey”), as the Company’s primary auditor.  During the Company’s two most recent fiscal years and any subsequent interim period prior to engaging Bailey, the Company did not consult with Bailey regarding the application of accounting principle to a specific transaction, or the type of audit opinion that might be rendered on the Company financial statements, or any matter that was the subject of disagreement with our former accountant or a reportable event.

Chisholm audited the Company’s financial statements for the years ended April 30, 2009 and 2010.  The audit report of Chisholm on the Company’s financial statements for the years ended April 30, 2009 and 2010, was qualified with the following going concern language: “The accompanying consolidated financial statements have been prepared assuming that Advanced Mineral Technologies, Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Advanced Mineral Technologies, Inc. has suffered recurring losses from operations, has a working capital deficit and is dependent of financing to continue operations. These issues raise substantial doubt about the company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of Mr. Chisholm, there were no reportable events or disagreements with Mr. Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mr. Chisholm, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Chisholm, and requested that Chisholm furnish the Company with a letter, within the time periods prescribed by Item 304 (a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Chisholm agrees with the statements made by the Company and, if not, stating the respects in which Chisholm does not agree.

A copy of the former accountants’ response to this Report on Form 8-K is attached hereto as Exhibit 16.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Advanced Mineral Technologies, Inc.
/s/	H.P. Cash _________________________
By:	H.P. Cash
Its:	President